AMENDMENT THREE TO REVOLVING CREDIT AGREEMENT

THIS AMENDMENT THREE TO REVOLVING CREDIT AGREEMENT ("Amendment") is made effective as of September 30, 2008, by and between **CHATSWORTH DATA CORPORATION**, a California corporation ("Borrower") and **BANK OF OKLAHOMA, N.A.** ("Lender").

RECITALS

A. Reference is made to the Revolving Credit Agreement dated December 1, 2006, and amended as of November 30, 2007, and February 29, 2008, between Borrower and Lender (as amended, the "Credit Agreement") pursuant to which currently exists a $3,000,000 revolving line of credit.

B. Borrower and Lender have agreed that Lender's commitment to advance funds under the revolving line of credit shall be reduced to $1,050,000, and this Amendment shall outline certain revisions to the Credit Agreement related to said reduction. Terms used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein, Borrower and Lender do hereby agree as follows:

1. Amendments to Credit Agreement.

1.1. Section 2.1 of the Credit Agreement is hereby amended to reflect that the commitment of Lender to advance funds under the revolving line of credit is hereby reduced from $3,000,000 to $1,050,000. The $3,000,000 Promissory Note, attached to the Credit Agreement as Schedule "1.40", is hereby deleted and replaced with the $1,050,000 Promissory Note, in form and content as set forth on Schedule "1.1" hereto. All references throughout the Credit Agreement and other Loan Documents to the "$3,000,000 Revolving Line" and "$3,000,000 Line Note" shall now mean and read "$1,050,000 Revolving Line" and "$1,050,000 Line Note", respectively.

2. Conditions Precedent. Borrower shall execute and/or deliver to Lender the following documents and other items on or before closing of this Amendment:

2.1. This Amendment with all appropriate Schedules;

2.2. $1,050,000 Promissory Note;

2.3. Any other instruments, documents or agreements reasonably requested by Lender in connection herewith.

3. Borrower's Ratification. Borrower hereby ratifies and confirms the Credit Agreement, and all related instruments, documents and agreements executed and/or delivered to Lender in connection therewith, including without limitation the Security Agreement, and Borrower hereby acknowledges and agrees that they remain in full force and effect.

4. Borrower Representations. Borrower, as inducement for Lender to enter into this Amendment, hereby represents and warrants to Lender the following: (i) no Initial Default or Matured Default exists under the Credit Agreement, or will result from the execution and/or performance

hereunder; (ii) all representations and warranties made in the Credit Agreement remain true and correct as of the date hereof; and (iii) all schedules to the Credit Agreement remain true and correct.

5. Governing Law and Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma, and shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

6. No Change. Except as expressly amended hereby, the Credit Agreement, and all other Loan Documents, shall remain in full force and effect and be unchanged.

7. Costs. Borrower agrees to pay all costs and expenses incurred by the Lender in connection with the preparation, execution, delivery, filing, and administration of this Amendment, including without limitation the fees and costs of Riggs, Abney, Neal, Turpen, Orbison & Lewis.

8. USA PATRIOT ACT NOTIFICATION. IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account, including any deposit account, treasury management account, loan, other extension of credit, or other financial services product. What this means for Borrower: When Borrower opens an account, if Borrower is an individual, Lender will ask for Borrower's name, taxpayer identification number, residential address, date of birth, and other information that will allow Lender to identify Borrower, and, if Borrower is not an individual, Lender will ask for Borrower's name, taxpayer identification number, business address, and other information that will allow Lender to identify Borrower. Lender may also ask, if Borrower is an individual, to see Borrower's driver's license or other identifying documents, and, if Borrower is not an individual, to see Borrower's legal organizational documents or other identifying documents.

9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, Borrower has hereunto set his hand, and Lender has accepted this Amendment, to be effective as of the day and year first above written.

"Borrower"

CHATSWORTH DATA CORPORATION,
a California corporation

By ______________________
Clayton Woodrum, Chief Financial Officer/ Secretary

"Lender"

BANK OF OKLAHOMA, N.A.

By ______________________
Matt Crew, Vice President

Ratification of Guaranty

The undersigned Guarantor hereby ratifies and confirms its Guaranty Agreement dated December 1, 2006, and acknowledges and agrees that the Guaranty Agreement shall remain in full force and effect notwithstanding the amendments to the Credit Agreement set forth in this Amendment.

CHATSWORTH DATA SOLUTIONS, INC.
(formerly known as ADERA MINES LIMITED),
a Nevada corporation

By ______________________
Clayton Woodrum, Chief Financial Officer/Secretary